CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Registration Statement of SCNV Acquisition Corp., filed on Form SB-2 Amendment No. 2 (no. 333-43955).

                                    /s/Luboshitz, Kasierer & Co.




Beer-Sheva, Israel
June 2, 1998